Exhibit 10.2

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

December 5, 2022
Re:     Co-Promotion of MYFEMBREE in Canada Under the Collaboration and License Agreement by and between MYOVANT SCIENCES GMBH (“Myovant”) and PFIZER INC. (“Pfizer”), dated as of December 26, 2020
This letter agreement (“Letter Agreement”) relates to the Collaboration and License Agreement between Myovant and Pfizer dated as of December 26, 2020 (“Myovant/Pfizer Agreement”), under which Myovant and Pfizer have agreed to co-exclusively co-develop, co-commercialize and co-promote the WH Product(s) and the Oncology Products(s) in the Field in the Co-Promotion Territory (each as defined in the Myovant/Pfizer Agreement), among other activities, in accordance with the terms of the Myovant/Pfizer Agreement.
The Parties now wish to enter into this Letter Agreement to agree to certain terms regarding the Co-Promotion of a certain WH Product in Canada. In particular, the Parties filed New Drug Submissions in Canada for a WH Product that is a tablet containing a fixed-dose combination of 40 mg of the Compound, 1 mg of estradiol, and 0.5 mg of norethindrone acetate. This WH Product is referred to herein as “MYFEMBREE.”
Unless otherwise noted, capitalized terms used, but not defined herein, shall have the respective meanings ascribed to them in the Myovant/Pfizer Agreement, as the context requires.
Myovant and Pfizer hereby agree as follows:
1.Co-Promotion Plan.
a.Myovant’s responsibilities detailed in the WH Co-Promotion Commercialization Plan and Budget for MYFEMBREE in Canada through [***] shall satisfy the Commercialization Minimum for Myovant with respect to MYFEMBREE in Canada through [***] and shall continue to satisfy Myovant’s Commercialization Minimum with respect to MYFEMBREE in Canada in the event that Myovant’s responsibilities are subsequently amended or changed; provided that Myovant shall pay Pfizer [***] of the costs [***] as described in the WH Co-Promotion Commercialization Plan and Budget for MYFEMBREE in Canada through [***]. [***]. All Co-Promotion costs for MYFEMBREE in Canada [***] shall be [***] to the extent they are in the WH Co-Promotion Commercialization Plan and Budget as Allowable Expenses. [***].
b.For each Calendar Year [***], the Parties shall agree on an annual WH Co-Promotion Commercialization Plan and Budget for MYFEMBREE in Canada no later than [***] of the preceding Calendar Year. If the Parties do not reach such an agreement by [***] of such preceding Calendar Year, the WH Co-Promotion Commercialization Plan and Budget for MYFEMBREE in Canada in effect for such preceding Calendar Year will be carried forward to the next Calendar Year. Any WH Co-Promotion Commercialization Plan and Budget for MYFEMBREE in Canada, whether newly approved or carried forward from a preceding Calendar Year, shall satisfy the Commercialization Minimum for Myovant with respect to MYFEMBREE in Canada for the Calendar Year to which it applies.
c.Myovant reserves the right to [***].
2.Canada Net Sales. Net sales of MYFEMBREE in Canada shall be calculated using the definition of Net Sales under section 1.165 of the Myovant/Pfizer Agreement applied mutatis mutandis [***] (“Canada Net Sales”). Canada Net Sales shall be treated as Net Sales for purposes of the Myovant/Pfizer Agreement, including Women’s Health Sales Milestones under section 8.2.1, Net Profit or Net Loss under section 8.5, and [***].
3.Canada Territory Reports.

a.The reporting obligations under section 8.5.3 of the Myovant/Pfizer Agreement shall be applied mutatis mutandis to Pfizer with respect to Canada Net Sales and gross sales in Canada, and to both Parties with respect to Allowable Expenses in Canada. All such reports shall also be provided to the Canada Committees.
b.The reporting obligations under section 8.3.4 of the Myovant/Pfizer Agreement shall be applied mutatis mutandis to Pfizer with respect to Canada Net Sales.
4.Termination. This Letter Agreement shall terminate automatically upon any expiration or termination of the Myovant/Pfizer Agreement in its entirety.
5.Miscellaneous. The provisions of Sections 18.7 (Amendment), 18.8 (Notices), 18.11 (Severability), 18.12 (Waivers) and 18.15 (Counterparts) of the Myovant/Pfizer Agreement are hereby incorporated by reference as though set out in full in this Letter Agreement, provided that each reference to “this Agreement” in such incorporated provisions shall be construed as a reference to this Letter Agreement.
6.Entire Agreement. This Letter Agreement and the Myovant/Pfizer Agreement set forth and constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby and thereby.
7.Governing Law. This Letter Agreement shall be governed by and construed and enforced under the substantive laws of the State of New York, without giving effect to any choice of law rules that might otherwise refer construction or interpretation of this Letter Agreement to the substantive law of another jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Agreement.
8.Disputes. Any controversy or claim arising out of or relating to this Letter Agreement shall constitute a “Dispute” under the Myovant/Pfizer Agreement, and Section 17.2 of the Myovant/Pfizer Agreement shall apply to any such Dispute accordingly.
[signature page follows]

This Letter Agreement is signed below by authorized representatives of Myovant and Pfizer, respectively indicating the Parties’ acceptance of the terms and conditions of this Letter Agreement.

MYOVANT SCIENCES GMBH		PFIZER INC.
By:	/s/ Naama Bar Am	By:	/s/ Rodrigo Luis Puga
Name:	Naama Bar Am	Name:	Rodrigo Luis Puga
Title:	General Manager	Title:	US Commercial and Global Business Lead for IM

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